Preliminary Computational Materials




              Midland Realty Acceptance Corp.

       Commercial Mortgage Pass-Through Certificates

                       Series 1996-1

Midland Realty Acceptance Corp. (the "Issuer") will be offering for public purchase certain classes of certificates from the MRAC 1996-1 series of commercial mortgage pass-through certificates.

Underwriter's Statement
MRAC Commercial Mortgage Pass-Through Certificates, Series
1996-1

The attached Preliminary Structural Term Sheet and Preliminary Collateral Term Sheet (collectively, the "Computational Material") are privileged and confidential and are intended for use by the addressee only. The Computational Material is based upon information made available to Prudential Securities Incorporated ("Prudential") and Smith Barney Incorporated ("SBI") by sources deemed to be reliable. None of Prudential, SBI, the Issuer, or any of their affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein, including, without limitation, the description of the collateral contained in the Preliminary Collateral Term Sheet, is preliminary, and will be superseded by the information and descriptions contained in the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This Computational Material may not be provided to any third party other than the addressee's legal, tax, financing and/or accounting advisors for the purposes of evaluating said material.

No assurance can be given as to the accuracy, appropriateness or completeness of the Computational Material in any particular context or as to whether the Computational Material reflects future performance. This Computational Material should not be construed as either a projection or prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Material is based on prepayment and other assumptions; actual experience may affect dramatically such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Material. The principal amount and designation of any security described in the Computational Material are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in the Preliminary Structural Term Sheet has been filed with the Securities Exchange Commission and is effective, a prospectus supplement relating to such securities has not been filed yet with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in the Preliminary Structural Term Sheet for definitive terms of the securities and the collateral. A preliminary and final prospectus supplement may be obtained by contacting the Prudential Securities Trading Desk at (212) 778-2741.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail. Please feel free to call if you have any questions.

Prudential Securities
Stephanie Anzivino (212) 778-7452
Adrianne Dicker (212) 778-1360

Smith Barney Incorporated
Deborah Schiavo (212) 723-4926
Lotte Kramer (212) 723-4915

B.   PRELIMINARY COMPUTATIONAL MATERIALS
Preliminary Structural Term Sheet

Approximate Deal Size: $382.7 million

Depositor:           Midland Realty Acceptance Corporation
                     ("MRAC"), a Missouri corporation and
                     wholly owned subsidiary of Midland Loan
                     Services, L.P., a Missouri limited
                     partnership ("Midland").

Rating Agencies:     Standard & Poor's ("S&P")
                     Duff & Phelps Credit Rating Co. ("Duff")

Securities:          The Class A-1, Class A-EC (the
                     Excess-Cash Certificates), Class A-2
                     Certificates, Class C, Class D, Class E
                     and Class F (collectively, the "Public
                     Certificates") will be issued as part of the Midland Realty Acceptance Corp.
                     Commercial Mortgage Pass-Through
                     Certificates, Series MRAC 1996-1 ("MRAC
                     1996-1").  The Public Certificates will
                     be publicly offered, regular interests in the REMIC trust fund to be created by MRAC, and will carry ratings of AAA
                     (Classes A-1 and A-3), AA (Class C), A
                     (Class D), BBB (Class E) and BBB- (Class
                     F) from both Rating Agencies.

Lead Manager:        Prudential Securities Incorporated ("PSI")

Co-Lead Manager:     Smith Barney Incorporated ("SBI")

   PRELIMINARY APPROXIMATE CLASS SIZES OF PUBLICLY OFFERED
   CERTIFICATES
   Rating   Approximate         Approximate     Approximate        Approximate
   S&P /     Class Size                % of      Cumulative            Average
   Duff    ($ millions)                Deal  Subord. Levels               Life
   AAA             $145                 38%             32%             5 year
   AAA             $383  (notional balance)  (notional balance)  (Excess-Cash)
   AAA             $115         30%                     32%            10 year
   AA               $27          7%                     25%                TBD
   A                $23          6%                     19%                TBD
   BBB              $15          4%                     15%                TBD
   BBB-             $12          3%                     12%                TBD

B.   PRELIMINARY COMPUTATIONAL MATERIALS
Preliminary Structural Term Sheet

Master Servicer:     Midland.

Special Servicer:    Midland.

Trustee:             LaSalle National Bank, a nationally
                     chartered bank with its principal offices in Chicago, Illinois.

Fiscal Agent:        ABN Amro Bank, N.V., a Netherlands
                     banking corporation and parent of the
                     Trustee.  The Fiscal Agent will be
                     obligated to make any principal and
                     interest advances required to be made in the event that the Master Servicer and the Trustee default in the performance of their obligations to make such advances.

Cut-Off Date:        August 1, 1996

Closing Date:        On or about September 6, 1996

The Mortgage Pool:   The Mortgage Pool will consist of 143
                     whole mortgage loans (the "Mortgage
                     Loans") with an original principal
                     balance of approximately $382.7 million.
                     The original principal balances of the
                     Mortgage Loans range from approximately
                     $566,000, to approximately $18,850,000,
                     and the average principal balance of the Mortgage Loans is approximately
                     $2,676,285. Approximately 89.6% of the
                     Mortgage Pool represents Mortgage Loans
                     originated either by Midland, Smith
                     Barney Mortgage Capital Incorporated
                     ("Smith Barney") or correspondents of
                     Smith Barney. Midland purchased three
                     Mortgage Loans from three different
                     sources; in each case, Midland
                     re-underwrote the Mortgage Loan and
                     conducted on- site inspections.  Smith
                     Barney purchased 15 of the Mortgage Loans with an original principal balance of $19.1 million from non-correspondents;
                     Smith Barney re-underwrote all of these
                     Mortgage Loans.  In the Mortgage Pool,
                     134 of the Mortgage Loans, representing
                     approximately 91.3% of the original
                     principal balance, are balloons, and the remaining nine Mortgage Loans, representing approximately 8.7% of the original principal balance, are fully amortizing.


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. The Issuer, PSI, SBI and their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, the Issuer, PSI, SBI and certain of their affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

A.   PRELIMINARY TERM SHEETPrincipal Distributions: All
                                principal payments (scheduled,
                                balloons and prepayments) will
                                be distributed to the various
                                classes in the MRAC 1996-1
                                Series sequentially by credit
                                seniority.

Distribution Date: The 25th day of each month, or if the 25th day is not a Business Day, the Business Day immediately following the 25th day.

Denominations: The Public Certificates will be issued in minimum denominations of $100,000.00 and multiples of $1,000.00 in excess thereof.

Auction Call: If the REMIC Trust Fund for these Certificates has not been earlier terminated, the Trustee shall on the Distribution Date occurring in September of each year from and including 2007, and on any date after the Distribution Date occurring in September 2007 on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans (each, an "Auction Valuation Date"), request that four independent financial advisory, investment banking or investment brokerage firms nationally recognized in the field of real estate analysis and reasonably acceptable to the Master Servicer and the Special Servicer, provide the Trustee with an estimated value at which the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the REMIC Trust Fund could be sold pursuant to an auction. If the aggregate value of the Mortgage Loans and all other property acquired in respect of any Mortgage Loan, as determined by the average of the three highest such estimates, equals or exceeds the aggregate amount of the Certificate Balances of all Certificates outstanding on the Auction Valuation Date plus accrued interest and expenses, the Trustee shall conduct an auction of the Mortgage Loans and such property and thereby effect a termination of the REMIC Trust Fund and early retirement of the then outstanding Certificates. The Trustee shall accept no bid lower than the Certificate Balances of all Certificates outstanding on the Auction Valuation Date plus accrued interest and expenses.


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. The Issuer, PSI, SBI and their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, the Issuer, PSI, SBI and certain of their affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   PRELIMINARY COMPUTATIONAL MATERIALS
Preliminary Structural Term Sheet

Optional Termination: The Special Servicer, Master Servicer,
                     Depositor and any holder of the residual class of Certificates (the "Residual Class") representing more than a 50% interest of the Residual Class will each have the option to purchase, at the purchase price to be specified at a later date, all of the Mortgage Loans, and all property acquired through exercise of remedies in respect of any Mortgage Loans, remaining in the REMIC Trust Fund, and thereby effect a termination of the REMIC Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate scheduled principal balance of the Mortgage Loans remaining in the REMIC Trust Fund is less than 10% of the initial principal balance of the Mortgage Pool.


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ("Structural Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. The Issuer, PSI, SBI and their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, the Issuer, PSI, SBI and certain of their affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

MORTGAGE SUMMARY REPORT (All characteristics are as of the
origination date)
Number of Mortgage Loans:                                         143
Aggregate Original Principal Balance:                 $382,708,761.00

Weighted Average Gross Coupon:                                 8.940%
Gross Coupon Range:                                  7.000% - 12.100%

Average Original Principal Balance:                     $2,676,285.04
Maximum Original Principal Balance:                    $18,850,000.00
Minimum Original Principal Balance:                       $566,000.00

Weighted Average Original Term (Last Pay Date to
Maturity/Balloon Date):                                  135.340 mths
Original Term Range:                            60.000 - 286.000 mths

Weighted Average Amortized Original Term:                297.127 mths
Amortized Original Term Range:                 168.000 - 360.005 mths

Weighted Average Original LTV:                                68.241%
Original LTV Range:                                30.832% - 88.915%<F1>

Weighted Average DSCR:                                          1.379
DSCR Range:                                            1.200 - 2.290<F2>
- --------

<F1> One of the Mortgage Loans, secured by a Sam's Club located in Caguas, Puerto Rico, has a DSCR (1.06) and LTV (88.915%) that reflect the bondable nature of the WalMart-lease and the AA / Aa2 rating on WalMart's senior corporate debt, by S&P's and Moody's, respectively. Seven of the Mortgage Loans, secured by multifamily properties and representing approximately 9,7% of the total original principal balance of the Mortgage Pool, have LTVs ranging approximately between 75-80%. All but two of the LTV ratios (explained as follows) in the Preliminary Collateral Tables for this Mortgage Pool are derived from the appraised value over the original principal balance. One Mortgage Loan has an LTV ratio that assumed a cap rate estimated by SBI. One Mortgage Loan secured by an industrial property in Solon, Ohio, has an LTV of approximately 67.01%, which represents the original principal balance of the Mortgage Loan less the amount of a letter of credit to the mortgagee, divided by the appraiser's "as is" value of the property.

<F2> For purposes of computing the Preliminary Collateral Sheet
Table of DSCRs, three Mortgage Loans were excluded that have DSCRs ranging approximately from 1.0 to 1.06: the Mortgage
Loan secured by the Banco Mercantil Building, the Mortgage
Loan secured by the Rainbow Dunes Kmart in Las Vegas and the Mortgage Loan secured by the Sam's Club in Plaza Centro,
Puerto Rico. The Banco Mercantil Building is owner-occupied; the Rainbow Dunes property is triple-net leased and backed by a Kmart corporate guarantee; and the Sam's Club property is backed by a WalMart USA corporate guarantee.


B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                                         GROSS COUPON
                                                                         WA      WA        Maximum
                                                                     (mths)       %       Original            Total
                  Gross                       #      %          %      Orig    Orig           Loan         Original
                 Coupon                    Loan   Pool        WAC      Term     LTV         Amount          Balance
    6.75%<      Gross Coupon   <=   7.00%     1   4.93      7.000    286.00   88.92    $18,850,000      $18,850,000
    7.50%<      Gross Coupon   <=   7.75%     1   1.79      7.640     84.00   74.46     $6,850,000       $6,850,000
    7.75%<      Gross Coupon   <=   8.00%     1    .30      7.960     84.00   71.88     $1,150,000       $1,150,000
    8.00%<      Gross Coupon   <=   8.25%    11   9.22      8.155    117.72   69.60     $8,500,000      $35,286,250
    8.25%<      Gross Coupon   <=   8.50%     5   4.10      8.468    120.00   69.59     $7,400,000      $15,700,000
    8.50%<      Gross Coupon   <=   8.75%    27  15.67      8.656    123.04   66.17     $8,350,000      $59,968,063
    8.75%<      Gross Coupon   <=   9.00%    20  19.46      8.898    112.41   68.62    $17,790,000      $74,485,565
    9.00%<      Gross Coupon   <=   9.25%    21  11.51      9.165    136.54   67.48     $5,754,000      $44,038,300
    9.25%<      Gross Coupon   <=   9.50%    27  16.85      9.355    145.34   65.44     $5,275,000      $64,470,500
    9.50%<      Gross Coupon   <=   9.75%    17   9.81      9.640    142.77   65.96     $7,000,000      $37,555,083
    9.75%<      Gross Coupon   <=  10.00%     9   3.87      9.812    133.14   60.13     $3,650,000      $14,805,000
   10.25%<      Gross Coupon   <=  10.50%     1    .39     10.500     84.00   65.50     $1,500,000       $1,500,000
   11.25%<      Gross Coupon   <=  11.50%     1    .63     11.437    120.00   52.17     $2,400,000       $2,400,000
   12.00%<      Gross Coupon   <=  12.25%     1   1.48     12.100    144.00   77.54     $5,650,000       $5,650,000
Total.....                                  143   100%      8.940    135.34   68.24    $18,850,000     $382,708,761



                                                 ORIGINAL MATURITY/BALLOON
                                                                            WA          WA      Maximum
             Original                                                   (mths)           %     Original             Total
            (months to)                       #           %         %     Orig        Orig         Loan          Original
             Maturity                      Loan        Pool       WAC     Term         LTV       Amount           Balance
  50 <   Original Maturity     <=   60        1        4.65     8.780    60.00       79.07    $17,790,000       $17,790,000
  80 <   Original Maturity     <=   90       22       13.73     8.680    84.06       71.04     $8,500,000       $52,540,615
 110 <   Original Maturity     <=  120       62       44.07     8.969   120.00       66.06     $8,350,000      $168,667,646
 140 <   Original Maturity     <=  150       24       13.23     9.515   144.00       69.34     $5,754,000       $50,633,750
 160 <   Original Maturity     <=  170        1         .31     9.160   168.00       70.59     $1,200,000        $1,200,000
 170 <   Original Maturity     <=  180       29       18.14     9.202   180.00       62.12     $7,000,000       $69,426,750
 190 <   Original Maturity     <=  200        3         .94     9.145   192.00       69.68     $1,480,000        $3,600,000
 280 <   Original Maturity     <=  290        1        4.93     7.000   286.00       88.92    $18,850,000       $18,850,000

Total.....                                  143        100%     8.940   135.34       68.24    $18,850,000      $382,708,761




Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet


                                    ORIGINAL TERM TO MATURITY/BALLOON
                                                                   WA         WA          Maximum      (mths)(mths)
          Original                                             (mths)          %         Original             Total
         (months to)               #          %          %       Orig       Orig             Loan          Original
            Term                Loan       Pool        WAC       Term        LTV           Amount           Balance
   48<    Orig Term   <=   60      1       4.65      8.780      60.00      79.07      $17,790,000       $17,790,000
   72<    Orig Term   <=   84     20      12.97      8.690      84.00      71.00       $8,500,000       $49,640,615
   84<    Orig Term   <=   96      2        .76      8.510      85.00      71.80       $1,580,000        $2,900,000
  108<    Orig Term   <=  120     62      44.07      8.969     120.00      66.06       $8,350,000      $168,667,646
  132<    Orig Term   <=  144     24      13.23      9.515     144.00      69.34       $5,754,000       $50,633,750
  156<    Orig Term   <=  168      1        .31      9.160     168.00      70.59       $1,200,000        $1,200,000
  168<    Orig Term   <=  180     29      18.14      9.202     180.00      62.12       $7,000,000       $69,426,750
  180<    Orig Term   <=  192      3        .94      9.145     192.00      69.68       $1,480,000        $3,600,000
  276<    Orig Term   <=  288      1       4.93      7.000     286.00      88.92      $18,850,000       $18,850,000
Total.....                       143       100%      8.940     135.34      68.24      $18,850,000       $382,708,761




                                        ORIGINAL AMORTIZATION SCHEDULE
                                                                       WA       WA        Maximum
             Original                                              (mths)        %       Original             Total
            (months to)                  #         %          %      Orig     Orig           Loan          Original
             Amortize                 Loan      Pool        WAC     Amort      LTV         Amount           Balance
  160<    Original Amortiz   <=   170    1       .31      9.160    168.00    70.59    $1,200,000         $1,200,000
  170<    Original Amortiz   <=   180    7      4.39     10.051    179.90    66.89     $5,650,000       $16,800,000
  190<    Original Amortiz   <=   200    3       .94      9.145    192.00    69.68     $1,480,000        $3,600,000
  230<    Original Amortiz   <=   240   29     14.43      9.010    240.00    61.02     $8,000,000       $55,218,563
  260<    Original Amortiz   <=   270    1       .33      8.950    270.00    74.40     $1,250,000        $1,250,000
  280<    Original Amortiz   <=   290    2      6.86      7.423    285.44    83.91    $18,850,000       $26,250,000
  290<    Original Amortiz   <=   300   75     50.10      9.159    300.00    66.71     $8,350,000      $191,752,583
  350<    Original Amortiz   <=   360   25     22.64      8.645    360.00    71.57    $17,790,000       $86,637,615
Total.....                             143      100%      8.940    297.13    68.24    $18,850,000      $382,708,761



Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                                  BALLOON LOANS
                                                                   WA         WA          Maximum
                                                               (mths)          %         Original             Total
                               #          %            %         Orig       Orig             Loan          Original
Loan Type                   Loan       Pool          WAC         Term        LTV           Amount           Balance
Fully -Amortizing              9       8.68        7.861       241.05      78.65      $18,850,000       $33,200,000
Balloon                      134      91.32        9.043       125.30      67.25      $17,790,000      $349,508,761
Total.....                   143       100%        8.940       135.34      68.24      $18,850,000      $382,708,761


                                                    ORIGINAL LTV RANGE
                                                                    WA        WA        Maximum
                                                                (mths)         %       Original               Total
           Range of                      #        %         %     Orig      Orig           Loan            Original
             LTVs                     Loan     Pool       WAC     Term       LTV         Amount             Balance
  30.832  <   LTV  <=   50.000           7     4.57     9.040   141.83     40.58     $8,000,000         $17,497,400
  50.000  <   LTV  <=   55.000          14     5.20     9.448   145.08     53.38     $3,315,000         $19,886,411
  55.000  <   LTV  <=   60.000          10     3.64     9.130   138.58     57.44     $3,650,000         $13,935,683
  60.000  <   LTV  <=   65.000          26    14.80     9.035   139.47     62.75     $8,350,000         $56,643,402
  65.000  <   LTV  <=   70.000          38    27.01     9.124   130.27     67.78     $7,000,000        $103,380,865
  70.000  <   LTV  <=   75.000          39    28.67     8.847   126.13     72.79     $8,500,000        $109,720,000
  75.000  <   LTV  <=   80.000           8    11.18     9.128    91.13     77.58    $17,790,000         $42,795,000
  85.000  <   LTV  <=   90.000           1     4.93     7.000   286.00     88.92    $18,850,000         $18,850,000
Total.....                             143     100%     8.940   135.34     68.24    $18,850,000        $382,708,761


                                              ORIGINAL MORTGAGE AMOUNT
                                                                       WA        WA        Maximum
                                                                    (mths)        %       Original            Total
              Original                     #        %          %      Orig     Orig           Loan         Original
         Mortgage Amount ($)            Loan     Pool        WAC      Term      LTV         Amount          Balance
 500,000    < Balance  <=      600,000     3      .46      9.708    160.77    51.86       $600,000       $1,766,000
   600,000  < Balance  <=      750,000     5      .90      9.040     99.33    63.90       $734,319       $3,439,345
   750,000  < Balance  <=    1,000,000    20     4.81      9.096    137.02    60.01     $1,000,000      $18,404,722
 1,000,000  < Balance  <=    2,000,000    50    18.39      9.074    136.14    66.30     $1,900,000      $70,384,561
 2,000,000  < Balance  <=    3,000,000    23    14.71      9.179    132.21    65.63     $3,000,000      $56,296,133
 3,000,000  < Balance  <=    4,000,000    18    16.61      9.001    132.11    66.04     $4,000,000      $63,579,000
 4,000,000  < Balance  <=    5,000,000     6     7.06      9.249    123.84    69.53     $4,965,000      $27,020,000
 5,000,000  < Balance  <=    6,000,000     7     9.94      9.479    133.74    70.62     $5,754,000      $38,029,000
 6,000,000  < Balance  <=    7,000,000     4     7.22      8.803    141.03    70.19     $7,000,000      $27,650,000
 7,000,000  < Balance  <=    8,000,000     3     5.92      8.577    120.00    62.01     $8,000,000      $22,650,000
 8,000,000  < Balance  <=    9,000,000     2     4.40      8.429    101.84    68.16     $8,500,000      $16,850,000
              Balance   >   17,000,000     2     9.57      7.864    176.27    84.13    $18,850,000      $36,640,000
Total.....                               143     100%      8.940    135.34    68.24    $18,850,000     $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                             GEOGRAPHIC DISTRIBUTION
                                        WA       WA        Minimum          Maximum
                                    (mths)        %       Original         Original           Total         Average
              #      %          %     Orig     Orig           Loan             Loan        Original        Original
 State    Loans   Pool        WAC     Term      LTV         Amount           Amount         Balance         Balance
  AR          1    .34      8.750    84.00    72.18     $1,310,000       $1,310,000      $1,310,000      $1,310,000
  AZ          6   3.56      9.198   106.73    70.85       $990,000       $3,900,000     $13,615,000      $2,269,167
  CA         13  13.26      9.041   119.92    64.72     $1,000,000       $8,500,000     $50,740,000      $3,903,077
  CO          4   1.86      9.704   118.02    62.40     $1,435,000       $2,500,000      $7,100,000      $1,775,000
  DC          1   1.38      9.280   120.00    73.26     $5,275,000       $5,275,000      $5,275,000      $5,275,000
  DE          1   1.30      9.720   120.00    73.56     $4,965,000       $4,965,000      $4,965,000      $4,965,000
  FL          8   4.35      8.897   134.29    66.76       $847,400       $4,060,000     $16,639,750      $2,079,969
  GA          5   2.05      8.900   114.03    68.03       $625,000       $3,550,000      $7,835,000      $1,567,000
  ID          1    .53      9.560   120.00    63.71     $2,038,583       $2,038,583      $2,038,583      $2,038,583
  IL          8   5.38      8.412   136.03    66.75       $857,318       $7,250,000     $20,581,561      $2,572,695
  IN          3   2.93      8.897   122.03    69.41       $950,000       $7,000,000     $11,232,000      $3,744,000
  KS          1   1.14      8.540   120.00    71.31     $4,350,000       $4,350,000      $4,350,000      $4,350,000
  LA          1    .83      8.920   120.00    69.13     $3,180,000       $3,180,000      $3,180,000      $3,180,000
  MA          1    .27      9.760   144.00    64.86     $1,050,000       $1,050,000      $1,050,000      $1,050,000
  MD          2    .44      9.633   120.00    57.28       $566,000       $1,133,000      $1,699,000        $849,500
  MI          5   2.56      9.097   121.89    69.49     $1,412,000       $2,433,750      $9,795,750      $1,959,150
  MO          6   2.97      8.828   160.98    67.52       $730,026       $6,800,000     $11,362,777      $1,893,796
  MT          1    .47      9.260   180.00    72.00     $1,800,000       $1,800,000      $1,800,000      $1,800,000
  NH          1    .23      9.630   120.00    73.72       $862,500         $862,500        $862,500        $862,500
  NJ          4   1.85      9.093   148.11    59.09     $1,100,000       $3,315,000      $7,075,464      $1,768,866
  NM          3   1.53      9.449   182.36    64.14     $1,150,000       $3,100,000      $5,850,000      $1,950,000
  NV          3   6.52      9.560    84.08    77.98     $1,500,000      $17,790,000     $24,940,000      $8,313,333
  NY          9   7.07      8.935   145.31    68.39       $970,000       $7,000,000     $27,068,432      $3,007,604
  OH          9   6.99      8.975   129.04    64.31       $975,000       $4,900,000     $26,742,000      $2,971,333
  OK          8   4.25      8.956   143.45    68.48       $975,000       $3,500,000     $16,248,800      $2,031,100
  PA          5   2.31      9.250   150.53    66.71       $600,000       $5,754,000      $8,846,829      $1,769,366
  PR          3   9.04      7.731   210.44    78.70     $7,400,000      $18,850,000     $34,600,000     $11,533,333
  TN          2    .48      8.950   180.00    57.63       $920,000         $930,000      $1,850,000        $925,000
  TX         23  11.27      9.032   127.38    63.77       $675,000       $5,500,000     $43,146,315      $1,875,927
  VA          4   2.25      9.338   131.14    64.69     $1,200,000       $4,420,000      $8,614,000      $2,153,500
  WY          1    .60      9.480   144.00    71.72     $2,295,000       $2,295,000      $2,295,000      $2,295,000
Total..     143   100%      8.940   135.34    68.24       $566,000      $18,850,000    $382,708,761      $2,676,285

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                                          PROPERTY TYPE
                                                                        WA       WA        Maximum
                                                                    (mths)        %       Original            Total
                                              #       %        %      Orig     Orig           Loan         Original
Loan Feature                               Loan    Pool      WAC      Term      LTV         Amount          Balance
Congregate Care                               5    3.98    8.320    120.00    62.47     $4,060,000      $15,220,000
Hotel                                         4    5.98    8.968    159.04    56.87     $8,000,000      $22,900,000
Industrial                                    4    2.57    9.396    122.55    70.01     $4,900,000       $9,819,750
Mini Warehouse                                3     .94    9.147    146.66    59.51     $1,600,000       $3,601,000
Mobile Home Park                              4    2.17    9.324    124.13    68.06     $3,410,000       $8,305,000
Nursing Home, Congregate/Asst.Living          1    1.05    9.630    120.00    68.97     $4,000,000       $4,000,000
Office                                       13    8.36    9.355    148.63    63.43     $7,000,000      $31,987,000
Office, w/Retail                              2    1.58   10.449    120.00    55.10     $3,650,000       $6,050,000
Retail, Anchored                              8    7.37    9.841    137.77    71.89     $5,754,000      $28,192,583
Retail, Neighborhood/Comm.Centre              7    7.02    8.578    108.08    68.77     $8,350,000      $26,875,000
Retail, Regional Shopping                     1    4.93    7.000    286.00    88.92    $18,850,000      $18,850,000
Retail, Single Tenant                        17    7.54    8.854    139.64    63.29     $7,400,000      $28,872,813
Retail, Unanchored                           10    5.22    9.169    137.89    70.30     $4,325,000      $19,987,500
Multifamily                                  64   41.30    8.903    117.92    69.44    $17,790,000     $158,048,115
Total.....                                  143    100%    8.940    135.34    68.24    $18,850,000     $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet


                                                        DSCR RANGE
                                                                   WA                    Maximum
                                                               (mths)                   Original             Total
            Range of                  #        %         %   Original         WA            Loan          Original
              DSCRs                Loan     Pool       WAC       Term       DSCR          Amount           Balance
  1.1999   <=  DSCR<    1.2499        9      5.9     9.304     133.99       1.22      $4,900,000       $20,604,000
  1.2499   <=  DSCR<    1.2999       27     27.3     9.044     113.86       1.27     $17,790,000       $96,025,500
  1.2999   <=  DSCR<    1.3499       34     23.2     8.976     130.88       1.32      $7,400,000       $81,330,398
  1.3499   <=  DSCR<    1.3999       18     10.6     8.715     124.53       1.37      $8,500,000       $37,268,000
  1.3999   <=  DSCR<    1.4499       10      7.9     9.268     132.23       1.42      $8,350,000       $27,643,000
  1.4499   <=  DSCR<    1.4999       13     10.7     8.861     134.19       1.47      $6,800,000       $37,513,800
  1.4999   <=  DSCR<    1.5499        3      2.1     9.361     180.00       1.51      $3,500,000        $7,437,500
  1.5499   <=  DSCR<    1.5999       12      3.4     8.640     124.56       1.58      $1,600,000       $11,986,589
  1.5999   <=  DSCR<    1.6499        3      2.4     8.412     127.30       1.63      $3,300,000        $8,420,000
  1.6999   <=  DSCR<    1.7499        1       .2     9.250      84.00       1.70        $625,000          $625,000
  1.7999   <=  DSCR<    1.8499        3      1.5     8.256     101.01       1.82      $2,500,000        $5,291,250
  1.8499   <=  DSCR<    1.8999        1       .2     9.900     180.00       1.86        $600,000          $600,000
  1.8999   <=  DSCR<    1.9499        3      3.0     8.996     126.94       1.92      $8,000,000       $10,606,324
  1.9999   <=  DSCR<    2.4999        3      1.7     9.474     122.47       2.22      $4,000,000        $5,857,400
Total.....                          140     100%     8.980     126.22       1.39     $17,790,000       $351,208,761



For purposes of computing the Preliminary Collateral Term Sheet table of DSCRs, three Mortgage Loans were excluded that have DSCRs ranging from 1.0 to 1.06: the Mortgage Loan secured by the Banco Mercantil Building, the Mortgage Loan secured by the Rainbow Dunes Kmart in Las Vegas and the Mortgage Loan secured by the Sam's Club in Plaza Centro, Puerto Rico. The Banco Mercantil Building is owner-occupied; the Rainbow Dunes property is triple-net leased and backed by a Kmart corporate guarantee; and the Sam's Club property is backed by a WalMart USA corporate guarantee.

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                                                            Original                       Original
                                                                                Term     Original         Principal
Property Name                          # Loans      % Pool     % Coupon     (months)        LTV %           Balance
SAM'S CLUB                                   1        4.93         7.00          286        88.92       $18,850,000
SUNRISE APARTMENTS                           1        4.65         8.78           60        79.07       $17,790,000
ACACIA PARK APARTMEN                         1        2.22         8.16           84        73.91        $8,500,000
PLAZA CENTRO II                              1        2.18         8.70          120        62.31        $8,350,000
HOLIDAY INN MAINGATE                         1        2.09         9.00          120        41.67        $8,000,000
BUILDER'S SQUARE                             1        1.93         8.50          120        71.15        $7,400,000
HESSEL ON THE PARK A                         1        1.89         8.19          120        75.13        $7,250,000
BANCO MERCANTIL BUIL                         1        1.83         9.63          180        65.42        $7,000,000
TIBERON TRAILS APART                         1        1.83         9.00          120        71.57        $7,000,000
ARCADIA SHOPPING CEN                         1        1.79         7.64           84        74.46        $6,850,000
RAPHAEL HOTEL                                1        1.78         8.92          180        69.39        $6,800,000
PROMENADE AT LEBANON                         1        1.50         9.17          144        74.73        $5,754,000
RAINBOW DUNES NEIGHB                         1        1.48        12.10          144        77.54        $5,650,000
COUNTRY CREEK APARTM                         1        1.44         8.86           84        63.95        $5,500,000
RAPHAEL HOTEL - IL                           1        1.44         8.73          180        61.11        $5,500,000
1411 K STREET N.W.                           1        1.38         9.28          120        73.26        $5,275,000
THE GATES APARTMENTS                         1        1.37         8.72           84        77.21        $5,250,000
GOTTSCHALKS/ANTIOCH                          1        1.33         9.39          180        66.23        $5,100,000
DOVER SPRINGHILL SHO                         1        1.30         9.72          120        73.56        $4,965,000
32000 AURORA ROAD                            1        1.28         9.39          120        67.01        $4,900,000
HECHINGER BACKLICK P                         1        1.15         9.68          120        65.97        $4,420,000
THE BOARDWALK APARTM                         1        1.14         8.54          120        71.31        $4,350,000
MARIPOSA PLAZA                               1        1.13         9.47          144        71.37        $4,325,000
LIME PLAZA RETIREMEN                         1        1.06         8.56          120        67.67        $4,060,000
MOUNTAIN SHADOWS CAR                         1        1.05         9.63          120        68.97        $4,000,000
HUNT CLUB                                    1        1.03         9.26          120        69.84        $3,942,000
CENTRAL VALLEY PLAZA                         1        1.02         8.61          144        67.24        $3,900,000
MILL TOWNE CENTER                            1        1.02         9.42          120        69.64        $3,900,000
COUNTY SQUARE                                1        0.95         9.80          120        57.03        $3,650,000
FOOTHILLS SHADOWS AP                         1        0.95         8.99          120        76.97        $3,625,000
THE WELLINGTON HOUSE                         1        0.95         8.95          120         70.8        $3,625,000
THE SHOPPES AT HINES                         1        0.93         8.93          120         73.2        $3,550,000
BRANDYWOOD APARTMENT                         1        0.91         9.28          180        34.55        $3,500,000
NORTH COUNTRY COMMON                         1        0.91         8.59          120        65.91        $3,500,000
KASH N' KARRY STORE                          3        0.89         9.30          180        56.13        $3,411,750
PACIFIC SKIES MOBILE                         1        0.89         9.11           84        67.52        $3,410,000
OLD HARBOR PLAZA SHO                         1        0.89         8.42          120        74.73        $3,400,000
WILLIAMSVILLE PLACE                          1        0.89         8.21          180        73.91        $3,400,000

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                                                            Original                       Original
                                                                                Term     Original         Principal
Property Name                          # Loans      % Pool     % Coupon     (months)        LTV %           Balance
PEZROW BUILDING                              1        0.87         9.30          180        54.34        $3,315,000
CROSSROADS RETIREMEN                         1        0.86         8.12          120        61.11        $3,300,000
CRESTWOOD VILLAGE NO                         1        0.86         8.68          120        69.09        $3,282,000
CLASSIC HEIGHTS APAR                         1        0.83         8.92          120        69.13        $3,180,000
LOS CERROS APARTMENT                         1        0.81         9.62          180        62.63        $3,100,000
MAINRIDGE APARTMENTS                         1        0.78         9.24          180        63.83        $3,000,000
TEMPLE TERRACE                               1        0.77         9.25          120        64.46        $2,965,000
HOODVIEW APARTMENTS                          1        0.74         9.34          120        70.88        $2,835,000
HOLLAND LAKE PLACE                           1        0.73         8.57          120           70        $2,800,000
BRITAINS LANE OFFICE                         1        0.68         9.07          144        68.87        $2,600,000
COMFORT INN - EAST                           1        0.68         9.50          180         61.9        $2,600,000
SQUIRE'S LANDING APA                         1        0.67         9.08          144        73.14        $2,560,000
TOWNSQUARE RETIREMEN                         1        0.67         8.12          120        67.37        $2,560,000
WESTRIDGE APARMENTS                          1        0.67         9.24          180        54.26        $2,550,000
CARDINAL VILLAGE - F                         1        0.65         8.12          120        42.37        $2,500,000
TERRACE GARDEN APART                         1        0.65         9.80          120        68.31        $2,500,000
15985 STURGEON                               1        0.64         9.36          144           75        $2,433,750
413 WEST BROADWAY                            1        0.63        11.44          120        52.17        $2,400,000
HAMPTON HOUSE VILLAS                         1        0.63         8.46          120        69.36        $2,400,000
KAY BEE TOYS                                 1        0.61         8.85          144           70        $2,345,000
WINDJAMMER APARTMENT                         1        0.60         9.26          120        66.31        $2,300,000
PIONEER MOBILE HOME                          1        0.60         9.48          144        71.72        $2,295,000
ESPLANADE APARTMENTS                         1        0.57         9.88           84        65.67        $2,200,000
SUN TREE DUPLEXES                            1        0.57         9.18          180        70.51        $2,200,000
ST. REGIS APARTMENTS                         2        0.55         9.07       173.21        65.07        $2,120,000
CHASE APARTMENTS                             1        0.55         8.03          120        64.62        $2,100,000
HERITAGE APARTMENTS                          1        0.54         9.25           84        68.79        $2,063,800
TRI CITY PLAZA                               1        0.54         9.13           84        67.21        $2,050,000
CHERRY PLAZA SHOPPIN                         1        0.53         9.56          120        63.71        $2,038,583
QUAIL CREEK APARTMEN                         1        0.50         9.29          180        70.63        $1,900,000
QUAIL HOLLOW APARTME                         1        0.49         8.80           84        67.84        $1,865,565
COLONNADE APARTMENTS                         1        0.47         9.10          144         72.6        $1,815,000
BRUSH MEADOWS APARTM                         1        0.47         9.26          180           72        $1,800,000
CHAMPAIGN HOUSE APAR                         1        0.47         8.19          120           75        $1,800,000
PARK FOREST APARTMEN                         1        0.47         9.14          180        56.69        $1,800,000
PEPPER PLACE APARTME                         1        0.47         9.18          120        67.92        $1,800,000
POOLER SQUARE SHOPPI                         1        0.44         8.93          120        72.47        $1,685,000
ACADEMY PLACE & TIME                         1        0.44         9.13          144        57.85        $1,665,000

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                                                    Original                       Original
                                                                             Term     Original         Principal
Property Name                          # Loans      % Pool     % Coupon     (months)        LTV %           Balance
BAILEY'S CROSSROADS                          1        0.42         8.78          180        62.75        $1,600,000
CORONADO SQUARE                              1        0.42         9.81          180        62.26        $1,600,000
GOLD STREET APARTMEN                         1        0.42         9.62          180        62.14        $1,600,000
CORTE LINDA APARTMEN                         1        0.41         8.51           85        75.24        $1,580,000
CENTURY CENTER V                             1        0.41         9.36           84        70.45        $1,550,000
CLEARVIEW MOBILE HOM                         1        0.39         9.25          144        66.67        $1,500,000
RANDERS PROFESSIONAL                         1        0.39         9.62          120        63.83        $1,500,000
REGENCY / BEL ROSE A                         1        0.39        10.50           84         65.5        $1,500,000
PHOENIX PLACE APARTM                         1        0.39         8.05           84           75        $1,481,250
565 85TH STREET                              1        0.39         9.33          192        70.48        $1,480,000
CLAREMONT APARTMENTS                         1        0.38         9.11          120           75        $1,462,500
LA PICO PLAZA                                1        0.38         9.64          144        72.79        $1,450,000
COLLEGE COURT APARTM                         1        0.37         8.97          144        62.39        $1,435,000
OLD MILL BUSINESS CE                         1        0.37         9.37          120        54.15        $1,435,000
THE MARKET PLACE                             1        0.37         8.89          120           75        $1,425,000
WEST COURT RANCHES                           1        0.37         9.12          144        69.56        $1,412,000
PRISM PLAZA OFFICE B                         1        0.36         9.65          120        61.96        $1,394,000
FRANK'S STORE #628                           1        0.36         8.70          120         58.7        $1,379,474
THE BRICKLYN MANOR A                         1        0.36         9.32          144        67.22        $1,378,000
FRANK'S STORE #623                           1        0.36         8.70          120        58.44        $1,373,432
WOODRIDGE MANOR APAR                         1        0.34         8.51           85        67.69        $1,320,000
WILLOW CREEK APARTME                         1        0.34         8.75           84        72.18        $1,310,000
DIPLOMAT TOWNHOUSE A                         1        0.34         8.43          120        51.18        $1,300,000
FRANK'S STORE #101                           1        0.33         8.70          120        61.59        $1,280,990
COMMONS OF ORCHARD P                         1        0.33         8.95          180         74.4        $1,250,000
SPRINGFIELD DUPLEXES                         1        0.33         8.23          180        68.31        $1,250,000
STONEBRIDGE PLAZA                            1        0.31         8.46          120        65.75        $1,200,000
EMERALD POINT APARTM                         1        0.30         7.96           84        71.88        $1,150,000
WESTGATE APARTMENTS                          1        0.30         8.75          192        70.99        $1,150,000
CYPRESS HILLS PATIO                          1        0.30         8.18          120        73.87        $1,145,000
FOUR CORNERS MEDICAL                         1        0.30         9.64          120        53.95        $1,133,000
INTEGRITY FUND                               1        0.29         9.79          144        50.92        $1,105,000
ATASCOCITA VILLAGE M                         1        0.29         9.76          180        63.95        $1,100,000
MONTCLAIR APARTMENTS                         1        0.29         9.42          120        70.97        $1,100,000
114 STATE STREET                             1        0.27         9.76          144        64.86        $1,050,000
ARLINGTON MEDICAL BU                         1        0.27         9.50          144        42.86        $1,050,000
MADISON AVENUE BUILD                         1        0.27         8.72          144        74.47        $1,050,000
MUSTANG CROSSING APT                         1        0.26         9.00           84        69.66        $1,010,000

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

B.   Preliminary Computational Materials
Preliminary Collateral Term Sheet

                                                                    Original                       Original
                                                                             Term     Original         Principal
Property Name                          # Loans      % Pool     % Coupon     (months)        LTV %           Balance
CLAYBOURNE APARTMENT                         1        0.26         9.60          180        49.09        $1,000,000
HARBOR PLAZA                                 1        0.26         9.83          144        54.05        $1,000,000
THE CONCORDIA PLACE                          1        0.26         9.38           84        69.69        $1,000,000
CAVE CREEK CENTER PL                         1        0.26         9.59          120        61.88          $990,000
ACME-KENT PLAZA                              1        0.25         8.58          144        60.94          $975,000
MOUNT VERNON APARTME                         1        0.25         8.75           84           78          $975,000
402-416 EAST 25TH ST                         1        0.25         9.33          192         66.9          $970,000
HAWTHORNE SERVICE CE                         1        0.25         8.91          144         54.6          $950,000
CREATIVE CONTAINERS                          1        0.24         9.58          144           72          $936,000
UNIVERSITY GARDEN AP                         1        0.24         9.09          120        64.21          $931,000
THE BROADMOOR APARTM                         1        0.24         8.95          180        57.41          $930,000
FRANK'S STORE #99                            1        0.23         8.70          120        62.44          $892,829
FRANK'S STORE #167                           1        0.23         8.70          120        51.99          $883,802
FRANK'S  STORE #106                          1        0.23         8.70          120        54.22          $867,548
FRANK'S  STORE #140                          1        0.23         8.70          120        53.93          $862,893
WILLOW TREE PLAZA                            1        0.23         9.63          120        73.72          $862,500
FRANK'S STORE #163                           1        0.22         8.70          120        53.58          $857,318
FRANK'S  STORE #265                          1        0.20         8.70          120        56.23          $753,432
FRANK'S STORE #139                           1        0.19         8.70          120        59.22          $734,319
FRANK'S  STORE #135                          1        0.19         8.70          120         55.1          $730,026
BRIARCLIFF APARTMENT                         1        0.18         9.25           84        64.29          $675,000
JACKSON MANOR APARTM                         1        0.18         9.38           84        76.36          $675,000
GREENWOOD APARTMENTS                         1        0.16         9.25           84        65.79          $625,000
GREENHILL APARTMENTS                         1        0.16         9.90          180        30.83          $600,000
VELMA COURT APARTMEN                         1        0.16         9.60          180        61.48          $600,000
BUDGET SELF STORAGE                          1        0.15         9.62          120        63.95        $566,000
Total.....                                 143      100.00    %   8.940       135.34        68.24      $382,708,761

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All Collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which the Issuer, PSI and SBI believe to be reliable, none of these parties makes any representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or
opinions with respect to value.   Prior to making any
investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.